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                                  Exhibit 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NCR Corporation, a Maryland corporation (the "Company"), on Form 10-Q for the period ending June 30, 2002 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. (S)1350 (section 906 of the Sarbanes-Oxley Act of 2002), that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

The foregoing certification (i) is given to such officers' knowledge, based upon such officers' investigation as such officers reasonably deem appropriate; and
(ii) is being furnished solely pursuant to 18 U.S.C. (S)1350 (section 906 of the Sarbanes-Oxley Act of 2002) and is not being filed as part of the Report or as a separate disclosure document.

Dated: August 8, 2002                      /s/ Lars Nyberg
                                         ---------------------------------------
                                         Lars Nyberg
                                         Chief Executive Officer


Dated: August 13, 2002                     /s/ Earl Shanks
                                         ---------------------------------------
                                         Earl Shanks
                                         Chief Financial Officer